Exhibit 10.15

AMENDMENT NO. 7 TO
THE PROFIT SHARING PLAN OF
QUEST DIAGNOSTICS INCORPORATED

The Profit Sharing Plan of Quest Diagnostics Incorporated, as presently maintained under an amendment and restatement effective as of January 1, 2016 (the “Plan”), is hereby amended in the following respects, effective as of January 1, 2021:
1.    Appendix A to the Plan is amended and restated in the form appended to this Amendment.
2.    A new Appendix H is added to the Plan, in the form appended to this Amendment.
As evidence of its adoption of this Amendment, Quest Diagnostics Incorporated has caused this Amendment to be executed by its Senior Vice President and Chief Human Resources Officer on
___December 28, 2020__.
QUEST DIAGNOSTICS INCORPORATED

By: /s/ Cecilia K. McKenney
    Cecilia K. McKenney
    SVP and Chief Human Resources Officer

APPENDIX A
PARTICIPATING EMPLOYERS

The Plan allows Employers other than the Company to adopt its provisions. The names (and jurisdictions of organization) of Quest Diagnostics and the other Employers, as of January 1, 2021, in the Plan are:

MEMBERS OF THE QUEST CONTROLLED GROUP
American Medical Laboratories, Incorporated (DE)
Athena Diagnostics, Inc. (DE)
Blueprint Genetics Inc. (DE)
Diagnostic Reference Services, Inc. (MD)
ExamOne LLC (DE)
ExamOne World Wide, Inc. (PA)
ExamOne World Wide of NJ, Inc. (NJ)
LabOne, LLC (MO)
LabOne of Ohio, Inc. (DE)
Mid America Clinical Laboratories, LLC (IN)Quest* HealthConnect, LLC (CA)
Nomad Massachusetts, Inc. (MA)
Pathology Building Partnership (MD)
PhenoPath Laboratories, PLLC (WA)
Quest Diagnostics Clinical Laboratories, Inc. (DE)
Quest Diagnostics Domestic Holder LLC (DE)
Quest Diagnostics Holdings Incorporated (DE)
Quest Diagnostics Incorporated (DE)
Quest Diagnostics Incorporated (MD)
Quest Diagnostics Incorporated (NV)
Quest Diagnostics Infectious Disease, Inc. (DE)
Quest Diagnostics International LLC (DE)
Quest Diagnostics Investments LLC (DE)
Quest Diagnostics LLC (CT)
Quest Diagnostics LLC (IL)
Quest Diagnostics LLC (MA)
Quest Diagnostics Massachusetts LLC (MA)
Quest Diagnostics Nichols Institute (CA)
Quest Diagnostics Nichols Institute, Inc. (VA)
Quest Diagnostics of Pennsylvania Inc. (DE)
Quest Diagnostics Receivables Inc. (DE)
Quest Diagnostics TB, LLC (DE)

Quest Diagnostics Terracotta LLC (DE)
Quest Diagnostics Ventures, LLC (DE)
Reprosource Fertility Diagnostics, Inc. (MA)
Specialty Laboratories, Inc. (CA)
Quest Diagnostics Health & Wellness, LLC (DE)
Unilab Corporation (DE)
AmeriPath Cincinnati, Inc. (OH)
AmeriPath Cleveland, Inc. (OH)
AmeriPath Consolidated Labs, Inc. (FL)
AmeriPath Florida, LLC (DE)
AmeriPath Hospital Services Florida, LLC (DE)
AmeriPath, Inc. (DE)
AmeriPath Indianapolis, P.C. (IN)
AmeriPath Kentucky, Inc. (KY)
AmeriPath Lubbock 5.01(a) Corporation (TX)
AmeriPath New York, LLC (DE)
AmeriPath Texas Inc. (TX)
AmeriPath Tucson, Inc. (AZ)
Clearpoint Diagnostic Laboratories, LLC (TX)
Cleveland Heartlab, Inc. (DE)
Colorado Pathology Consultants, P.C. (CO)
Consolidated DermPath, Inc. (DE)
Dermatopathology of Wisconsin, S.C. (WI)
DFW 5.01(a) Corporation (TX)
Diagnostic Pathology Services, Inc. (OK)
Institute for Dermatopathology, P.C. (PA)
Kailash B. Sharma, M.D., Inc. (GA)
Kilpatrick Pathology, P.A. (NC)
Med Fusion, LLC (TX)
Nuclear Medicine and Pathology Associates (GA)
Ocmulgee Medical Pathology Association, Inc. (GA)

EMPLOYERS THAT ARE NOT MEMBERS OF THE QUEST CONTROLLED GROUP
Desert Pathology Medical Group, Inc. (CA)
Associated Pathologists, Chartered (NV)
Diagnostic Laboratory of Oklahoma LLC (OK)
DGXWMT JV, LLC (DE)
Quest Diagnostics Venture LLC (PA)

*     The vesting service as of January 1, 2021, of a Participant who was a participant in the Mid America Clinical Laboratories Retirement Savings Plan on January 1, 2021, shall be equal to the total period of time commencing on the date in respect of the Participant communicated to the Company by Mid America Clinical Laboratories, LLC, which amount shall be final and conclusive as to the number of years of vesting service to which such Participant was entitled as of January 1, 2021.

APPENDIX H
PARTICIPANTS TRANSFERRED FROM
HACKENSACK MERIDIAN HEALTH SYSTEM
The provisions of this Appendix H shall apply to certain Participants who were formerly employees of Hackensack Meridian Health, Inc., a New Jersey not-for-profit corporation (“HMH”). Pursuant to the terms of the Laboratory Management Agreement, dated as of July 2, 2020, and as amended from time to time (the “LMA”), between Quest Diagnostic Incorporated (“QDI”) and HMH, QDI has agreed to offer to employ each person employed by HMH at one of the Laboratories listed in Exhibit A to the LMA who (i) is not subject to an active performance improvement plan, not on a final written warning , and not subject to disciplinary action for a Level 2 Gross Infraction (as defined in HMH’s policies) which had been initiated within 12 months prior to January 1, 2021, (ii) satisfies all applicable federal and state laws and regulations, including but not limited to requirements of the Clinical Laboratory Improvement Amendments of 1988, as amended, and related regulations, regarding his or her job duties, (iii) is ready, willing and able to perform the essential functions of his/her job with or without reasonable accommodation as specified in Exhibit I to the LMA; and (iv) satisfactorily completes QDI’s pre-employment screens and requirements applicable to all QDI employees in the relevant function or having similar job responsibilities. Any such person who accepts an Employer’s offer of employment, reports for duty, and begins active employment with an Employer either on January 1, 2021, or such later date as may be specified in the LMA, is herein referred to as a “Transferred Employee.”
1.    Each Transferred Employee shall be immediately eligible to participate in the Plan upon his or her date of hire by an Employer (the “Commencement Date”).
2.    The vesting service of each Transferred Employee shall equal the number of years of vesting service to which he or she is entitled under the terms of the retirement plan sponsored by HMH in which he or she is participating immediately prior to the Commencement Date (collectively the “HMH Plans”) as of the Commencement Date, plus the period of vesting service to which he or she is entitled pursuant to the terms of the Plan commencing on the Commencement Date. For purposes of the immediately preceding sentence, the number of years of vesting service communicated to QDI by HMH pursuant to Exhibit O to the LMA shall be final and conclusive as to the number of years of vesting service to which the Transferred Employee is entitled under the HMH Plans.
3.    Each Transferred Employee shall be entitled to transfer to the Plan all or any portion of his or her account in the HMH Plan if and only if the amount transferred satisfies the requirements of the Plan for a Rollover Contribution.
4.    QDI shall make (or cause the applicable Employer to make) additional Employer Contributions (“Transition Credits”) to the Accounts of certain Transferred Employees, in amounts equal to the percentage of each such Transferred Employee’s Deferral Compensation specified in the following table, for the periods described in paragraph (a) below:

Transferred Employees	Percentage of Deferral Compensation
Active participants continuing to accrue a benefit under the PMC Active Pension Plan (including union participants) or the HUMC Active Pension Plan as of December 31, 2020	2%
Participants in the Carrier Defined Contribution Plan who had an accrued benefit for 2020	2%
Former Meridian Cash Balance Plan participants eligible to receive transition credits under the HMH 401(k) Plan as of December 31, 2020	3%

Such Transition Credits shall be subject to the following provisions:
(a)    Transition Credits shall be contributed
(i)    as soon as practical following December 31, 2021, to all Transferred Employees who are employed on December 31, 2021, based on each such Transferred Employee’s Deferral Compensation paid by an Employer during the period commencing on the Transferred Employee’s Commencement Date and ending on December 31, 2021; and
(ii)    as soon as practical following June 30, 2022, to all eligible Transferred Employees who are employed on June 30, 2022, based on each such Transferred Employee’s Deferral Compensation paid by an Employer during the period commencing on January 1, 2022 and ending on June 30, 2022.
(b)    A Transferred Employee who is on approved leave of absence in accordance with QDI policy on December 31, 2021, or June 30, 2022, shall be entitled to the Transition Credit payable as of such date, but for avoidance of doubt, a Transferred Employee who has incurred a termination of employment for any reason, including without limitation death, disability, or voluntary or involuntary termination, prior to either of such dates shall not be entitled to any portion of the Transition Credit payable as of such date.
(c)    Transition Credits shall be fully vested.
5.    Any person who is hired by an Employer and who does not qualify as a Transferred Employee shall be treated as a newly hired employee, and his or her prior service with HMH shall not be taken into account for any purpose.